“A Digital-Forward Super-Community Bank“ Investor Presentation: Q4 2022 / FY 2022 Let’s take on tomorrow. January 2023

2 © 2023 C U STO M ERS BA N K / A LL RIG H TS RESERV ED Let’s take on tomorrow. customers bancorp In addition to historical information, this presentation may contain “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements with respect to Customers Bancorp, Inc.’s strategies, goals, beliefs, expectations, estimates, intentions, capital raising efforts, financial condition and results of operations, future performance and business. Statements preceded by, followed by, or that include the words “may,” “could,” “should,” “pro forma,” “looking forward,” “would,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” “project”, or similar expressions generally indicate a forward-looking statement. These forward-looking statements involve risks and uncertainties that are subject to change based on various important factors (some of which, in whole or in part, are beyond Customers Bancorp, Inc.’s control). Numerous competitive, economic, regulatory, legal and technological events and factors, among others, could cause Customers Bancorp, Inc.’s financial performance to differ materially from the goals, plans, objectives, intentions and expectations expressed in such forward-looking statements, including: The impact of the ongoing pandemic on the U.S. economy and customer behavior, the impact that changes in economy have on the performance of our loan and lease portfolio, the market value of our investment securities, the demand for our products and services and the availability of sources of funding, the continued success and acceptance of our blockchain payments system; the effects of actions by the federal government, including the Board of Governors of the Federal Reserve System and other government agencies, that effect market interest rates and the money supply; the actions that we and our customers take in response to these developments and the effects such actions have on our operations, products, services and customer relationships, higher inflation and its impacts, and the effects of changes in accounting standards or policies. Customers Bancorp, Inc. cautions that the foregoing factors are not exclusive, and neither such factors nor any such forward-looking statement takes into account the impact of any future events. All forward-looking statements and information set forth herein are based on management’s current beliefs and assumptions as of the date hereof and speak only as of the date they are made. For a more complete discussion of the assumptions, risks and uncertainties related to our business, you are encouraged to review Customers Bancorp, Inc.’s filings with the Securities and Exchange Commission, including its most recent annual report on Form 10-K for the year ended December 31, 2021, subsequently filed quarterly reports on Form 10-Q and current reports on Form 8-K, including any amendments thereto, that update or provide information in addition to the information included in the Form 10-K and Form 10-Q filings, if any. Customers Bancorp, Inc. does not undertake to update any forward-looking statement whether written or oral, that may be made from time to time by Customers Bancorp, Inc. or by or on behalf of Customers Bank, except as may be required under applicable law. This does not constitute an offer to sell, or a solicitation of an offer to buy, any security in any state or jurisdiction in which such offer, solicitation or sale would be unlawful. Forward-Looking Statements

3 © 2023 C U STO M ERS BA N K / A LL RIG H TS RESERV ED Let’s take on tomorrow. customers bancorp Customers Bancorp, Inc. NYSE: CUBI Headquarters West Reading, PA Offices1 33 FTE Employees 668 Market Capitalization As of 01/20/2023 $1.0B Total Assets $20.9B Tangible Book Value2 $38.97 Share price As of 01/20/2023 $31.12 Data as of 12/31/2022, unless otherwise noted. (1) Offices includes branches, executive offices, Private Banking Offices and Loan Production Offices. (2) Non-GAAP Measure, refer to Appendix for reconciliation. A forward thinking super-community bank focused on superior customer service through high-tech, high-touch model 1. Includes Capital Call lines and Lender Finance Digital Banking Consumer – Checking & Saving accounts, Personal/Student Loans, Credit Cards Commercial– Fintech Banking (BaaS/MPL), Transaction Banking (Payments & Treasury Services, CBITTM), SMB Bundle and Credit Cards Community Banking Regional C&I, Investment CRE, Multifamily, SBA and Residential Mortgages with presence in Northeast and limited presence in Carolinas, Florida and Texas Checking & Saving accounts, CDs, Credit Cards Customers Bancorp Snapshot Corporate & Specialty Banking National corporate niche businesses, including Fund Finance1, Real Estate Specialty Finance, Financial Institutions Group (FIG), Loans to Mortgage Companies, Equipment Finance, Tech & Venture and Healthcare

Community Banking: Single point of contact model delivers best in class customer service with branch-lite footprint customers bancorp
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Footprint ■
Expansion geographies ●



Community Banking-Loans
Q4'22, percent
25%
25%
38%
9%
4%
Regional C&I
Investment CRE
Multifamily
Mortgages
SBA

Total portfolio: $5.9 billion

Regional C&I	• Deep community ties resulting in primary banking relationship, with only 7 traditional branches • 40% market share in home market
Multifamily	• Long standing relationships with local owners, generational families and investors
SBA	• Top 40 nationwide SBA lender • 96% of portfolio in Q4'22 is government guaranteed

©2023 CUSTOMERS BANK / ALL RIGHTS RESERVED

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Corporate & Specialty Banking: Highly experienced, specialized teams serving corporate clients through diversified product offering customers bancorp
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Corporate & Specialty Banking-Loans
2018-2022, $ billions



35%
$2.2
$7.2
2018
2022

Corporate & Specialty Banking-Loans
Q4'22, percent



1%
6%
6%
6%
10%
51%
20%
Fund Finance[1]
Loans to Mortgage Companies
Equipment Finance
Real Estate Specialty Finance
Tech & Venture
Healthcare
FIG

Total portfolio: $7.2 billion

Fund Finance[1]	• Capital call line business grew to over $900 million by year end 2022 • Lender Finance business led to strong cross-sell opportunities with PE/Venture Capital managers across multiple products which is leading to deposit pipeline growth
Loans to Mortgage Companies	• Targeted decline from 32% of total loans ex PPP[2] in Q4'20 to 10% in Q4'22 • Stable balances at $1.4-$1.5 billion and a significant proportion still funded with NIB deposits even with industry decline in liquidity and deposits
Tech & Venture	• Growth of $400 million+ since inception in Q1'22 • Leveraging deep relationships with top VCs and sponsors and building a strong reputation in the market • Significant low cost deposit pipeline

1. Includes Capital Call lines and Lender Finance
2. Non-GAAP Measure, refer to Appendix for reconciliation.

©2023 CUSTOMERS BANK / ALL RIGHTS RESERVED

5

Digital Banking: Strong growth in lending and fees while attracting significant deposits customers bancorp
Let's take on tomorrow.

Digital Banking – Loans ex PPP[1]
2019-2022, $ billions



$1.2
$1.4
2019
2022



API-enabled Digital Solutions
customers bank
Digital Onboarding
API Enabled FX
CBIT & Crypto On/Off Ramps
ERP Integrations
Customer Facing API Library
API Enabled Wires and ACH

Fintech Banking (Banking-as-a-Service)	• Banking partner to best in class fintechs who use our API enabled infrastructure to scale their business • Recurring high-margin and sticky revenue • Pass through funding model allows for transaction fees and interest income with negligible credit risk
Transaction Banking	• 24/7 API enabled fully integrated Treasury and Payments offerings supporting low cost deposit growth and fee income generation
Digital Lending	• Crossed over $2.5 billion in consumer installment originations with ~100k customers • Funded 350k+ PPP loans for over $10.0 billion earning more than $350 million in origination fees plus interest income

1. Consumer Installment HFI loans only

©2023 CUSTOMERS BANK / ALL RIGHTS RESERVED

6

7 © 2023 C U STO M ERS BA N K / A LL RIG H TS RESERV ED Let’s take on tomorrow. customers bancorpCustomers Bank has demonstrated continued organic growth while maintaining low credit risk profile 26% annual growth in total deposits $8.4 billion increase in total assets ex PPP1 (2019- 2022) as PPP loans were reinvested into core loans and AFS portfolio Continued loan growth will be fueled by normalization of AFS portfolio $3.3 $20.9 2018 $16.3$13.9 2019 2020 $4.6 2021 $1.0 $11.5 $19.9 2022 $9.8 $18.4 $19.6 21% Total Assets $ billions PPP $11.3 2018 202220212019 $11.3 $4.6 $15.8$14.6 2020 $3.3 $1.0 $14.8 $8.5 $10.1 $15.8 17% Investments AFS portfolio $ billions Total Loans $ billions Total Deposits $ billions 2018 2019 $18.2 2022 $11.3 2020 $7.1 2021 $8.6 $16.826% 120% 116% 100% 67% 81%Loans ex PPP1 to Deposits 1. Non-GAAP Measure, refer to Appendix for reconciliation. 2019 20202018 20222021 $0.7 $0.6 $1.2 $3.8 $3.0 46%

8 © 2023 C U STO M ERS BA N K / A LL RIG H TS RESERV ED Let’s take on tomorrow. customers bancorpCustomers Bank growth has come with a dramatic increase in profitability and margins NII ex PPP1 has more than doubled over the last four years Recurring earnings power has increased ~2.5x since 2019 2021 $424$349 2018 2019 $685 $55 $261 2020 $59 $565 2022 $258 $277 $404 $624 25% NII $ millions PPP $1.31 $1.12 20214 $8.91 20183 20193 20203 $3.12$2.05 20224 $1.78 $3.74 $6.51 38% NIM ex PPP1 percent EPS per share ROE2 percent 2.58% 20202018 2021 2.75% 2019 2.96% 3.16% 3.16% 2022 1. Non-GAAP Measure, refer to Appendix for reconciliation. 2. Includes impact of PPP 3. As originally reported, inclusive of continuing and discontinued operations. 4. Includes continuing operations 7.9% 8.3% 14.6% 17.4% 2020320183 20193 28.8% 20214 20224 $2.43 $5.39 $5.79

9 © 2023 C U STO M ERS BA N K / A LL RIG H TS RESERV ED Let’s take on tomorrow. customers bancorp Q4’22 (vs. Q4’21) Profitability Balance Sheet Credit 2.67% vs. 4.14% NIM $20.9B +7% Total Assets 0.15% -10 bps NPA Ratio 0.55% vs. 2.08% ROAA $15.8B +8% Total Loans and Leases $30.7M -38% NPLs $18.2B +8% Total Deposits 426.0% vs. 277.7% Reserves to NPLs Highlights – GAAP 1. Net income to common shareholders Highlights Q4’22 FY’22 $6.51$0.77 Diluted EPS $218.4 M$25.6 M 17.4%8.0% Net income1 ROCE

10 © 2023 C U STO M ERS BA N K / A LL RIG H TS RESERV ED Let’s take on tomorrow. customers bancorp Q4’22 (vs. Q4’21)1 Profitability Balance Sheet Credit 2.87% vs. 3.12% NIM1,2 $19.9B +22% Core Assets1,2 0.15% -10 bps NPA Ratio4 0.93% vs. 0.80 Core ROAA ex PPP1,2 $14.8B +31% Total Loans and Leases1,2 $30.7M -38% NPLs4 1.67% vs. 1.37% Adjusted PTPP ROAA ex PPP1,2 $18.2B +8% Total Deposits4 426.0% vs. 277.7% Reserves to NPLs4 Highlights – Adjusted/Core 1. Non-GAAP Measure, refer to Appendix for reconciliation. 2. Ex PPP 3. Adjusted for pre-tax provision release of $36.8 million, or $0.86 per diluted share, from the sale of $500 million of consumer installment loans in Q3 2022 4. GAAP metric Highlights Q4’22 FY’22 $5.65$1.37 Core EPS ex PPP1,2,3 $190.0 M$45.3 M 20.4%12.4% Core earnings ex PPP1,2,3 Core ROCE1 +28% +27% +23% +27%

11 © 2023 C U STO M ERS BA N K / A LL RIG H TS RESERV ED Let’s take on tomorrow. customers bancorp Loans ex PPP-HFI1 $ billions PPP loans Strong core bank loan growth driven by low credit risk Corporate & Specialty Banking vertical $1.2 2018 $6.3 $2.2 2019 $11.3 $5.2 $5.5 $3.4 $4.9 2021 $1.2 2020 $4.6 $5.0 $1.7 $5.9 $7.2 $11.3 $1.4 2022 $8.5 $10.0 $14.5+14% Community Banking2 Corporate & Specialty Banking3 Digital Banking4 1. Non-GAAP Measure, refer to Appendix for reconciliation 2. Includes Multifamily ($2.2B), Regional C&I ($1.5B), Investment CRE ($1.5B), Mortgages ($0.5B), SBA ($0.2B) 3. Includes Capital Call lines & Lender Finance ($3.7B), Loans to Mortgage Companies ($1.4B), Equipment Finance ($0.7B), Real Estate Specialty Finance ($0.5B), Tech & Venture ($0.4B), Healthcare ($0.4B) 4. Consumer Installment HFI portfolio - - $1.0$4.6 $3.3 • HFI loan growth ex PPP1: +$0.3B (2%) QoQ, +$3.2B (28%) YoY • Net growth of $0.3B in Q4’22 driven by Corporate & Specialty Banking ($0.2B) and Community Banking ($0.1B) • Corporate & Specialty Banking primary growth driver in 2022. These are high credit quality verticals targeting 300+ bps spread over SOFR

12 © 2023 C U STO M ERS BA N K / A LL RIG H TS RESERV ED Let’s take on tomorrow. customers bancorpSignificant deposit growth while increasing share of DDAs $4.7 $7.8$1.9 $8.6 2021 $6.6 $10.4 $5.2 20192018 $5.8 2022 $7.1 $11.3 $16.8 $18.2 $6.1 2020 $10.9 $2.6 +26% DDA Non-DDA1 Deposits $ billions • Total deposit growth: +$1.4B YoY, 8% YoY • Proportion of DDAs has increased from 27% in 2018 to 57% in 2022 and is well above the pre-pandemic levels • Mix shift and organic growth has resulted in 52% CAGR for DDAs • Institutional customers’ shift from NIB to IB DDAs was the primary driver behind higher interest expense in Q4’22 30% 42% 65% 57%27%% DDA 1. Non-DDA includes savings, money market and CDs

13 © 2023 C U STO M ERS BA N K / A LL RIG H TS RESERV ED Let’s take on tomorrow. customers bancorp • $1.5 billion cash flows from AFS and PPP to be reinvested at 400 bps higher than the current yield • Investment securities at 20% of IEA ex PPP provides capacity for loan growth at much higher yields Continued upside from reinvestment of lower yielding assets into higher yielding assets 1. Non-GAAP Measure, refer to Appendix for reconciliation. 2. Includes cash and other interest earning assets Interest earning assets ex PPP1 $ billions 2022 $0.2 $0.1 $19.0 $0.7 $8.5 2018 $0.4 $3.8 $11.3 2021 $0.3 $3.8 2019 $9.3 $0.6 $10.9 $13.0 $15.6 $1.2 $0.6 $11.3 2020 $10.1 $14.8 26% +22% Cash & other2 Loans ex PPP1 Investment securities Spot yields (Q4’22) 4.74% AFS Investments 6.49% Loan yield ex PPP1

14 © 2023 C U STO M ERS BA N K / A LL RIG H TS RESERV ED Let’s take on tomorrow. customers bancorpContinued growth in core bank NII 2.80% 3.00% 0.00% 2.90% 2.70% 3.10% 3.20% 3.16% 2.58% 2018 2.75% 2019 2.96% 2020 2021 3.16% 2022 NIM ex PPP1 percent $563 20192018 2020 $258 2021 2022 $277 $349 $424 +22% NII ex PPP1 $ millions 1. Non-GAAP Measure, refer to Appendix for reconciliation • Strong NII growth: +22% CAGR over the last four years • NII growth driven by strong loan growth in C&I including specialty lending verticals • Total PPP NII of ~$376 million in the last 3 years • Significant margin expansion since 2018 • Disciplined loan pricing despite remix into low credit risk floating rate verticals • Higher than usual average cash balances in Q4’22 had negative impact of ~3bps on Q4’22 margin - - $55 $261 $60PPP NII +33%

15 © 2023 C U STO M ERS BA N K / A LL RIG H TS RESERV ED Let’s take on tomorrow. customers bancorp Core non-interest expense1,2 $ millions • Efficient business model and Operational Excellence related productivity improvements have led to substantial improvement in our efficiency ratio • 2018-22 CAGR- Core non-interest expense1,2: +9%, PPNR: +20% Material improvement in efficiency ratio and strong positive operating leverage 1. Non-GAAP Measure, refer to Appendix for reconciliation. 2. As originally reported, inclusive of continuing and discontinued operations for 2018-2020. Includes continuing operations for 2021-2022 400 300 150 0 350 50 100 200 250 2018 2022 $214 $302+9% Core efficiency ratio1,2 percent 63% 43% 30% 40% 35% 45% 50% 65% 55% 60% 2018 2019 2020 2021 2022 -20%

16 © 2023 C U STO M ERS BA N K / A LL RIG H TS RESERV ED Let’s take on tomorrow. customers bancorp 12.9% 12.9% 12.6% 12.5% 12.0% Q4’21 Q1’22 Q3’22Q2’22 Q4’221 Total risk-based capital percent 7.5% 7.3% 6.5% 6.5% 6.3% Q3’22Q2’22Q4’21 7.2% Q1’22 Q4’22 TCE/TA excl PPP2,3 percent 1. Capital ratios are estimated pending final regulatory report. 2. TCE/TA excl PPP negatively impacted by ~0.82% due to AOCI 3. Non-GAAP Measure, refer to Appendix for reconciliation. Strong capital position AOCI 0.8% 10.0% 9.9% 9.7% 9.8% 9.5% Q4’221Q3’22Q4’21 Q1’22 Q2’22 CET1 risk-based capital percent • Total risk-based capital and CET1 risk-based capital within the operating range and well above the regulatory thresholds • TCE/TA excluding PPP2,3 and AOCI was 7.2% in Q4’22

17 © 2023 C U STO M ERS BA N K / A LL RIG H TS RESERV ED Let’s take on tomorrow. customers bancorp Tangible book value1 Per share • Tangible book value1 has increased by 14% CAGR since 2018 or ~1.7x compared to 1.02x for Mid-Cap Banks2 • Tangible book value1 increased by ~5% in 2022 despite AOCI headwinds Consistent growth in tangible book value 1. Non-GAAP Measure, refer to Appendix for reconciliation. 2. Mid-Cap Banks represented by the KRX index. AOCI 2020 $26.17 2022 $23.32 2018 2019 $27.92 $37.21 2021 $38.97 $4.90 14% $43.87

~70% of loan book and 90% of loan growth in low-to-no credit risk verticals customers bancorp

Let's take on tomorrow.

Low-to-no Credit Risk Loan Portfolio

Q4'22, $ billions



$2.0
$3.7
$0.7
$1.4
$2.2
Fund Finance[1]
Loans to Mortgage companies
Other[2]
Multifamily
Equipment Finance

~70% of loan book and 90% of loan growth in 2022 ($3.1 billion out of total $3.5 billion) was in low-to-no risk credit risk verticals

Fund Finance[1]

- No experienced losses since inception in 2015
- Asset-based structure provides solid credit enhancement

Multifamily

- Only $3.7 million in losses since inception in 2010
- All loans originated with LTV of < 75%. Average DSCR of ~1.47

Loans to Mortgage companies

- Only $4.5 million in losses since inception in 2010
- "Agency" product continues to comprise a majority of the portfolio (~90%)

Equipment Finance

- Only $100k in losses since inception in 2015
- Target markets that are less susceptible to economic stress

1. Includes Capital Call lines and Lender Finance
2. Includes Mortgages, Real Estate Specialty Finance, Tech & Venture, Healthcare and SBA government guaranteed

©2023 CUSTOMERS BANK / ALL RIGHTS RESERVED

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19 © 2023 C U STO M ERS BA N K / A LL RIG H TS RESERV ED Let’s take on tomorrow. customers bancorp $50 $44 $28 $28 $31 Q4’22Q3’22Q4’21 Q2’22Q1’22 NPL $ millions Commercial NCO percent 0.25% 0.23% 0.14% 0.14% 0.15% Q4’22Q4’21 Q1’22 Q2’22 Q3’22 NPA as percent of total assets percent Credit quality remains strong and reserves are over 400% of NPLs 0.05% 0.22% -0.02% 0.08%1,3 Q4’22Q4’21 0.01% Q3’22Q1’22 Q2’22 • Reserves/NPLs was 426.0% at Q4’22 • Credit quality remains excellent as evidenced by NPAs/Total Assets of only 0.15% at Q4’22 • The Bank has also undertaken several steps to minimize loss risk given the current and forward-looking economic environment 1. Excluding PPP related one time charge-offs of ~$11.0 million in Q4’22 (prior to $7.5 million legal settlement gain and impact of contractual indemnities and recoveries we may receive in future periods) 2. Excludes net charge-offs excludes $2.2 million charge-offs of deposit overdrawn accounts for consumer serviced deposits 3. Non-GAAP Measure, refer to Appendix for reconciliation. 1.47% 1.42% 1.80% 2.53% Q4’22Q4’21 Q1’22 Q2’22 Q3’22 1.61%2,3 0.21% 0.21% 0.47% Q4’21 Q1’22 Q2’22 Q3’22 Q4’22 0.42%1,30.30%2,3 Consumer NCO percent Total NCO percent

20 © 2023 C U STO M ERS BA N K / A LL RIG H TS RESERV ED Let’s take on tomorrow. customers bancorp2023 Outlook Metrics Outlook for FY 2023 Loans ex PPP1 NIM ex PPP1 Core EPS ex PPP1,2 Tax rate Tangible book value1 Buyback Core non interest expenseex BMTX1 2022 $14.8 billion $245 million $5.65 22% 9.5% 3.16% CET1 ratio $38.97 Low-mid single digits growth 8-10% growth $6.00-6.25 22-24% 9.5% 2.85-3.05% 1.9 million shares+ $45.00+ Core ROCE1 20.4% 15.0%+ 1. Non-GAAP Measure, refer to Appendix for reconciliation. 2. Adjusted for provision release of $36.8 million ($0.86 per share) in Q3’22 relating to sale of consumer installment loans. Total Core EPS ex PPP of $6.51 for FY 2022 0.8 million shares Deposits $18.2 billion Flattish with focus on reducing high-cost deposits customers bank

Let's take on tomorrow.

Key Investment Highlights

customers bancorp

Let's take on tomorrow.

1 Well positioned to manage the risks of dynamic environment

- **Moderating growth** in this environment to maintain/expand margin, improve capital ratios while maintaining profitability
- **Selective** in growing loans, emphasizing growth in no-to-low risk credit verticals
- Exceptional **credit quality and strong capital ratios**
- Significant **positive operating leverage** driven by prudent expense management

2 Strong balance sheet with ample liquidity and funding

- Well positioned for meaningful share repurchases as we look to moderate growth and aggressively buyback stock in the near term
- ~$9.0 billion in available liquidity to weather any market shocks

3 Strong offense to drive strong performance over the medium term

- **Demonstrated industry leading proprietary technological capabilities** as a high-tech, high-touch bank
- **Strengthened presence and reputation in local markets** laying the foundation for continued loan and deposit growth and team recruitment
- Long term **investments in fee-generation capabilities**

4 Attractive Valuation

- Trading at **~0.8X[1] tangible book value and ~5X[1] 2023E** consensus.
- **Buyback authorization of ~1.9 million shares**

1. Based on share price as of Jan 20, 2023 and 2023 consensus estimates

©2023 CUSTOMERS BANK / ALL RIGHTS RESERVED

21

ANALYST COVERAGE

B. Riley Financial, Inc.

D.A. Davidson Companies
Peter Winter

Hovde Group
David Bishop

Jefferies Group LLC
Casey Haire

Keefe, Bruyette & Woods Inc.
Michael Perito

Maxim Group Inc.
Michael Diana

Piper Sandler Companies
Frank Schiraldi

Stephens Inc.
Matt Breese

Wedbush Securities Inc.
David Chiaverini

23 © 2023 C U STO M ERS BA N K / A LL RIG H TS RESERV ED Let’s take on tomorrow. customers bancorpLiquidity (1) Includes CLOs Liquidity Sources ($000's) 4Q 22 3Q 22 2Q 22 1Q 22 4Q 21 YOY Change Cash and Cash Equivalents $455,807 $404,465 $245,178 $274,600 $518,032 ($62,225) FHLB Available Borrowing Capacity $2,265,499 $2,999,524 $2,924,637 $3,213,767 $1,798,374 $467,124 FRB Available Borrowing Capacity $2,510,189 $2,557,704 $244,802 $214,908 $191,000 $2,319,189 Investments (MV AFS + HTM) US Gov't & Agency Debt $0 $0 $0 $0 $0 $0 Agency & Non-Agency MBS & CMO $1,811,633 $1,844,043 $1,900,917 $2,194,349 $1,838,872 ($27,238) Municipals $0 $7,351 $7,737 $7,950 $8,430 ($8,430) Corporates $595,253 $532,655 $546,336 $593,749 $580,046 $15,207 ABS1 $1,394,388 $1,421,075 $1,160,160 $1,347,981 $1,364,227 $30,161 Other AFS $26,485 $24,864 $24,771 $25,824 $25,575 $910 Less: Pledged Securities HTM ($16,749) ($17,464) ($19,325) ($16,972) ($11,315) ($5,433) Net Unpledged Securities $3,811,010 $3,812,525 $3,620,596 $4,152,881 $3,805,835 $5,176 Total $9,042,505 $9,774,219 $7,035,212 $7,856,156 $6,313,241 $2,729,264

24 © 2023 C U STO M ERS BA N K / A LL RIG H TS RESERV ED Let’s take on tomorrow. customers bancorp (1) Utilized Moody’s December 2022 baseline and adverse forecast scenario with qualitative adjustments for Q4 2022 provision. (2) Excludes loans to mortgage companies reported at fair value, loans held for sale and PPP Loans. (3) Non-GAAP measure, refer to non-GAAP reconciliation schedules Credit: Allowance for Credit Losses for Loans and Leases December 31, 2022 ($ in thousands) Amortized Cost Allowance for Credit Losses Lifetime Loss Rate Loans and Leases Receivable: Commercial: Multifamily $ 2,213,019 $ 14,541 0.66% Commercial and Industrial 6,672,830 17,582 0.26% Commercial Real Estate Owner Occupied 885,339 6,454 0.73% Commercial Real Estate Non-Owner Occupied 1,290,730 11,219 0.87% Construction 162,009 1,913 1.18% Total Commercial Loans and Leases Receivable $ 11,223,927 $ 51,709 0.46% Consumer: Residential real estate $ 497,952 $ 6,094 1.22% Manufactured housing 45,076 4,430 9.83% Installment 1,377,939 68,691 4.99% Total Consumer Loans Receivable $ 1,920,967 $ 79,215 4.12% Total Loans and Leases $ 13,144,894 $ 130,924 1.00%3

25 © 2023 C U STO M ERS BA N K / A LL RIG H TS RESERV ED Let’s take on tomorrow. customers bancorp 1. DTI and FICO score at time of origination. Note: Data as of December 31, 2022 18% 45% 36% 1% FICO Score1 660-679 750+680-699 700-749 21% 32%24% 13% 6% 4% 0-9.99% 10 – 19.99% 40 – 49.99% 20 – 29.99% 30 – 39.99% > 50% Unknown Geog raphy Profession Deb t to Income ratio Borrower Income 16% 43% 41% <$50K $50K -$100K >$100K 20% 12% 19% 27% 22% West Midwest NortheastSouthwest Southeast Consumer Installment Loans Purp ose 65% 24% 6%5% Personal Loan Student LoanSpecialty Home Improvement 94% 4% 2% Non COVID-19 Impacted Segments Non-Professional Retail & Restaurants Average FICO Score1 ~740 Average DTI ~19.0% Average borrower income ~$107k Weighted average life of ~1.7 years Note: Includes consumer installment HFS

26 © 2023 C U STO M ERS BA N K / A LL RIG H TS RESERV ED Let’s take on tomorrow. customers bancorpCUBI Consumer Loans – Portfolio Characteristics Portfolio borrower income trends • 84% of consumer loans with borrower income greater than 50k • 41% of consumer loans with borrower income greater than 100k 4% 1% 14% 18% 43% 45% 39% 36% 50% 20% 60% 0% 40% 10% 30% Q1’ 21 Q4’ 21 Q1’ 20 Q2’ 20 Q3’ 20 Q4’ 20 Q2’ 21 Q3’ 21 Q1’ 22 Q2’ 22 Q3’ 22 Q4’ 22 Portfolio FICO1 score trends 660-679 680-699 700-749 750+ • No consumer loans with FICO score < 660 • 81% of consumer loans with FICO score greater than 700 • Loans with FICO scores>750 increase from 25% in Q2’22 to 36% in Q4’22 14% 16% 41% 43%42% 41% 0% 60% 20% 10% 30% 50% 40% Q1’ 20 Q2’ 20 Q3’ 20 Q4’ 20 Q1’ 21 Q2’ 21 Q3’ 21 Q4’ 21 Q1’ 22 Q2’ 22 Q3’ 22 Q4’ 222 <50k 50k-99.99k >100k 1. FICO score at time of origination. Note: Includes consumer installment HFS

27 © 2023 C U STO M ERS BA N K / A LL RIG H TS RESERV ED Let’s take on tomorrow. customers bancorp Note: Customers Bancorp’s impairment percentages are considered 1 day+ delinquent or in forbearance. Industry chart is from DV01 Insights Performance Report-Consumer Credit Updated as of November 30, 2022 for Industry and December 31, 2022 for CUBI. December’22 Industry report yet to be released. Impairment of consumer installment loans Percent 06/20 06/2109/20 5.0 12/20 03/2109/19 09/2106/19 12/2103/19 03/2212/19 06/22 10.0 03/20 09/22 0.0 15.0 12/22 CUBI Industry CUBI Consumer installment loans impairment remains well below industry levels and underwriting • CUBI portfolio impairment well below industry levels • CUBI portfolio has outperformed since origination and continues to perform better than underwriting

28 © 2023 C U STO M ERS BA N K / A LL RIG H TS RESERV ED Let’s take on tomorrow. customers bancorp Customers believes that the non-GAAP measurements disclosed within this document are useful for investors, regulators, management and others to evaluate our core results of operations and financial condition relative to other financial institutions. These non-GAAP financial measures are frequently used by securities analysts, investors, and other interested parties in the evaluation of companies in Customers' industry. These non-GAAP financial measures exclude from corresponding GAAP measures the impact of certain elements that we do not believe are representative of our ongoing financial results, which we believe enhance an overall understanding of our performance and increases comparability of our period to period results. Investors should consider our performance and financial condition as reported under GAAP and all other relevant information when assessing our performance or financial condition. The non-GAAP measures presented are not necessarily comparable to non-GAAP measures that may be presented by other financial institutions. Although non-GAAP financial measures are frequently used in the evaluation of a company, they have limitations as analytical tools and should not be considered in isolation or as a substitute for analysis of our results of operations or financial condition as reported under GAAP. The following tables present reconciliations of GAAP to non-GAAP measures disclosed within this document. Reconciliation of Non-GAAP Measures - Unaudited

Reconciliation of Non-GAAP Measures – Unaudited (Contd.)

customers bancorp

Let's take on tomorrow.

Core Earnings, Excluding PPP - Customers Bancorp

($ in thousands, not including per share amounts)

	Q4 2022		Q3 2022		Q2 2022		Q1 2022		Q4 2021		Twelve Months Ended December 31,			
	USD	Per Share	USD	Per Share	USD	Per Share	USD	Per Share	USD	Per Share	USD	Per Share	USD	Per Share
GAAP net income to common shareholders	$ 25,623	$ 0.77	$ 61,364	$ 1.85	$ 56,519	$ 1.68	$ 74,896	$ 2.18	$ 98,647	$ 2.87	$218,402	$ 6.51	$300,134	$ 8.91
Less: PPP net income (loss) (after tax)	(5,956)	(0.18)	5,846	0.18	13,066	0.39	24,713	0.72	64,323	1.87	37,669	1.12	195,050	5.79
Net income to common shareholders, excluding PPP	31,579	0.95	55,518	1.67	43,453	1.29	50,183	1.46	34,324	1.00	180,733	5.39	105,084	3.12
Reconciling items (after tax):														
Net loss from discontinued operations	-	-	-	-	-	-	-	-	1,585	0.05	-	-	39,621	1.18
Severance expense	-	-	1,058	0.03	-	-	-	-	-	-	1,058	0.03	1,517	0.05
Impairments on fixed assets and leases	-	-	126	0.00	705	0.02	220	0.01	1,118	0.03	1,051	0.03	1,118	0.03
Merger and acquisition related expenses	-	-	-	-	-	-	-	-	-	-	-	-	320	0.01
Loss on sale of consumer installment loans	-	-	18,221	0.55	-	-	-	-	-	-	18,221	0.54	-	-
Legal reserves	-	-	-	-	-	-	-	-	-	-	-	-	897	0.03
(Gain) losses on investment securities	13,543	0.41	1,859	0.06	2,494	0.07	1,030	0.03	43	0.00	18,926	0.56	(26,015)	(0.77)
Loss on sale of foreign subsidiaries	-	-	-	-	-	-	-	-	-	-	-	-	2,150	0.06
Loss on cash flow hedge derivative terminations	-	-	-	-	-	-	-	-	-	-	-	-	18,716	0.56
Derivative credit valuation adjustment	202	0.01	(358)	(0.01)	(351)	(0.01)	(736)	(0.02)	(180)	(0.01)	(1,243)	(0.04)	(1,285)	(0.04)
Deposit relationship adjustment fees	-	-	-	-	-	-	-	-	-	-	-	-	4,707	0.14
Loss on redemption of preferred stock	-	-	-	-	-	-	-	-	-	-	-	-	2,820	0.08
Core earnings, excluding PPP	$ 45,324	$ 1.37	$ 76,424	$ 2.30	$ 46,301	$ 1.38	$ 50,697	$ 1.48	$ 36,890	$ 1.07	$218,746	$ 6.51	$149,650	$ 4.44
Less: After tax credit provision release											(28,807)	(0.86)	-	-
Total Core earnings, excluding PPP and Provision release											$189,939	$ 5.65	$149,650	$ 4.44

©2023 CUSTOMERS BANK / ALL RIGHTS RESERVED

29

Reconciliation of Non-GAAP Measures – Unaudited (Contd.)

customers bancorp

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Core Return on Average Assets, excluding PPP - Customers Bancorp
($ in thousands)

	Q4 2022	Q3 2022	Q2 2022	Q1 2022	Q4 2021	Twelve Months Ended December 31, 2022	2021
GAAP net income	$ 28,711	$ 63,912	$ 58,650	$ 76,761	$ 100,669	$ 228,034	$ 314,647
Less: PPP net income (loss) (after tax)	(5,956)	5,846	13,066	24,713	64,323	37,669	195,050
	$ 34,667	$ 58,066	$ 45,584	$ 52,048	$ 36,346	$ 190,365	$ 119,597
Reconciling items (after tax):							
Net loss from discontinued operations	-	-	-	-	1,585	-	39,621
Severance expense	-	1,058	-	-	-	1,058	1,517
Impairments on fixed assets and leases	-	126	705	220	1,118	1,051	1,118
Merger and acquisition related expenses	-	-	-	-	-	-	320
Loss on sale of consumer installment loans	-	18,221	-	-	-	18,221	-
Legal reserves	-	-	-	-	-	-	897
(Gains) Loss on sinvestment securities	13,543	1,859	2,494	1,030	43	18,926	(26,015)
Loss on sale of foreign subsidiaries	-	-	-	-	-	-	2,150
Loss on cash flow hedge derivative terminations	-	-	-	-	-	-	18,716
Derivative credit valuation adjustment	202	(358)	(351)	(736)	(180)	(1,243)	(1,285)
Deposit relationship adjustment fees	-	-	-	-	-	-	4,707
Core net income	$ 48,412	$ 78,972	$ 48,432	$ 52,562	$ 38,912	$ 228,378	$ 161,343
Average total assets	$ 20,717,362	$ 20,514,366	$ 20,056,020	$ 19,129,330	$ 19,214,241	$ 20,109,744	$ 19,199,936
Core return on average assets, excluding PPP	0.93%	1.53%	0.97%	1.11%	0.80%	1.14%	0.84%

©2023 CUSTOMERS BANK / ALL RIGHTS RESERVED

30

Reconciliation of Non-GAAP Measures – Unaudited (Contd.)

customers bancorp
Let's take on tomorrow.

Adjusted Net Income and Adjusted ROAA - Pre-Tax Pre-Provision, excluding PPP - Customers Bancorp
($ in thousands)

	Q4 2022	Q3 2022	Q2 2022	Q1 2022	Q4 2021
GAAP net income	$ 28,711	$ 63,912	$ 58,650	$ 76,761	$ 100,669
Less: PPP net income (loss) (after tax)	(5,956)	5,846	13,066	24,713	64,323
Net income, excluding PPP	$ 34,667	$ 58,066	$ 45,584	$ 52,048	$ 36,346
Reconciling items:					
Income tax expense	7,136	17,899	18,896	19,332	12,993
Provision (benefit) for credit losses	28,216	(7,994)	23,847	15,997	13,890
Provision (benefit) for credit losses on unfunded commitments	153	254	608	(109)	352
Severance expense	-	1,363	-	-	-
Net loss from discontinued operations	-	-	-	-	1,585
Impairments on fixed assets and leases	-	162	914	286	1,260
Losses on sale of consumer installment loans	-	23,465	-	-	-
(Gains) losses on investment securities	16,909	2,394	3,232	1,339	49
Derivative credit valuation adjustment	252	(461)	(455)	(957)	(203)
Adjusted net income - pre-tax pre-provision, excluding PPP	$ 87,333	$ 95,148	$ 92,626	$ 87,936	$ 66,272
Average total assets	$ 20,717,362	$ 20,514,366	$ 20,056,020	$ 19,129,330	$ 19,214,241
Adjusted ROAA - pre-tax pre-provision, excluding PPP	1.67%	1.84%	1.85%	1.86%	1.37%

©2023 CUSTOMERS BANK / ALL RIGHTS RESERVED

31

Reconciliation of Non-GAAP Measures – Unaudited (Contd.)

customers bancorp

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Core Return on Average Common Equity – Customers Bancorp

($ in thousands)

					Twelve Months Ended December 31,	
	Q4 2022	Q3 2022	Q2 2022	Q1 2022	Q4 2021	2022	2021
GAAP net income to common shareholders	$ 25,623	$ 61,364	$ 56,519	$ 74,896	$ 98,647	$ 218,402	$ 300,134
Reconciling items (after tax):							
Net loss from discontinued operations	-	-	-	-	1,585	-	39,621
Severance expense	-	1,058	-	-	-	1,058	1,517
Impairments on fixed assets and leases	-	126	705	220	1,118	1,051	1,118
Merger and acquisition related expenses	-	-	-	-	-	-	320
Loss on sale of consumer installment loans	-	18,221	-	-	-	18,221	-
Legal reserves	-	-	-	-	-	-	897
(Gains) losses on investment securities	13,543	1,859	2,494	1,030	43	18,926	(26,015)
Loss on sale of foreign subsidiaries	-	-	-	-	-	-	2,150
Loss on cash flow hedge derivative terminations	-	-	-	-	-	-	18,716
Derivative credit valuation adjustment	202	(358)	(351)	(736)	(180)	(1,243)	(1,285)
Deposit relationship adjustment fees	-	-	-	-	-	-	4,707
Loss on redemption of preferred stock	-	-	-	-	-	-	2,820
Core earnings	$ 39,368	$ 82,270	$ 59,367	$ 75,410	$ 101,213	$ 256,415	$ 344,700
Average total common shareholders' equity	$ 1,263,190	$ 1,259,711	$ 1,244,819	$ 1,252,022	$ 1,179,478	$ 1,254,979	$ 1,043,906
Core return on average common equity	12.36%	25.91%	19.13%	24.43%	34.04%	20.43%	33.02%

©2023 CUSTOMERS BANK / ALL RIGHTS RESERVED

32

Reconciliation of Non-GAAP Measures – Unaudited (Contd.)

customers bancorp

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Annualized Net Charge-Offs

($ in thousands, expect percentages)

	Q4 2022			Q3 2022			Q2 2022			Q1 2022			Q4 2021		
	Average balance	Net charge-offs/(recoveries)	Annualized net charge-off to average loans	Average balance	Net charge-offs /(recoveries)	Annualized net charge-off to average loans	Average balance	Net charge-offs/ (recoveries)	Annualized net charge-off to average loans	Average balance	Net charge-offs/ (recoveries)	Annualized net charge-off to average loans	Average balance	Net charge-offs/ (recoveries)	Annualized net charge-off to average loans
Total Commercial Loans and Leases Receivable	$13,308,551	$ 13,920	0.41%	$13,202,090	$ 7,402	0.22%	$12,493,335	$ 1,588	0.05%	$ 11,446,429	$ (524)	-0.02%	$12,363,770	$ 289	0.01%
One-time related PPP charge-off		(11,044)	0.00%												
Adjusted Total Commercial Loans and Leases Receivable	13,308,551	2,876	**0.08%**	13,202,090	7,402	**0.22%**	12,493,335	1,588	**0.05%**	11,446,429	(524)	**-0.02%**	12,363,770	289	**0.01%**
Total Consumer Loans Receivable	2,079,452	13,244	2.53%	2,451,893	11,096	1.80%	2,425,163	11,893	1.97%	2,210,562	7,750	1.42%	1,971,600	7,293	1.47%
One-time overdrawn charge-off								(2,162)							
Adjusted Total Consumer Loans and Leases Receivable	2,079,452	13,244	**2.53%**	2,451,893	11,096	**1.80%**	2,425,163	9,731	**1.61%**	2,210,562	7,750	**1.42%**	1,971,600	7,293	**1.47%**
Total loans and Leases	15,388,003	27,164	0.70%	15,653,983	18,498	0.47%	14,918,498	13,481	0.36%	$ 13,656,991	$ 7,226	**0.21%**	$14,335,370	$ 7,582	**0.21%**
Adjusted Total Loans and Leases	$ 15,388,003	$ 16,120	**0.42%**	$15,653,983	$ 18,498	**0.47%**	$ 14,918,498	$ 11,319	**0.30%**	$ 13,656,991	$ 7,226	**0.21%**	$14,335,370	$ 7,582	**0.21%**

©2023 CUSTOMERS BANK / ALL RIGHTS RESERVED

33

Reconciliation of Non-GAAP Measures – Unaudited (Contd.)

customers bancorp

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Core Efficiency Ratio - Customers Bancorp
($ in thousands)

		2022		2021		2020		2019		2018
GAAP net interest income	$	623,720	$	685,074	$	403,688	$	277,310	$	257,877
GAAP non-interest income	$	32,272	$	77,867	$	101,734	$	80,938	$	58,998
Loss upon acquisition of interest-only GNMA securities		-		-		-		7,476		-
Loss on sale of consumer installment loans		23,465		-		-		-		-
(Gains) losses on investment securities		23,874		(34,112)		(21,525)		(2,300)		20,293
Derivative credit valuation adjustment		(1,621)		(1,646)		7,448		1,066		-
Risk participation agreement mark-to-market adjustment		-		-		(1,407)		-		-
Unrealized losses on loans held for sale		-		-		2,565		-		-
Loss on sale of non-QM residential mortgage loans		-		-		-		782		-
Loss on sale of multifamily loans		-		-		-		-		1,161
Loss on cash flow hedge derivative terminations		-		24,467		-		-		-
Loss on sale of foreign subsidiaries		-		2,840		-		-		-
Core non-interest income		77,990		69,416		88,815		87,962		80,452
Core revenue	$	701,710	$	754,490	$	492,503	$	365,272	$	338,329
GAAP non-interest expense	$	304,629	$	294,307	$	266,690	$	231,901	$	220,179
Severance expense		(1,363)		(2,004)		(239)		(490)		(1,869)
Impairments on fixed assets and leases		(1,362)		(1,260)		-		-		-
Legal reserves		-		(1,185)		(1.362)		(2,000)		-
Merger & acquisition related expense		-		(418)		(2,106)		(100)		(4,391)
Deposit relationship adjustment fees		-		(6,216)		-		-		-
Core non-interest expense (1)	$	301,904	$	283,224	$	262,983	$	229,311	$	213,919
Core efficiency ratio (2)		**43.02%**		**37.54%**		**53.40%**		**62.78%**		**63.23%**

1. Core non-interest expense for 2020 and prior years include BMTX non-interest expenses
2. Core efficiency ratio calculated as core non-interest expense divided by core revenue.

©2023 CUSTOMERS BANK / ALL RIGHTS RESERVED

34

35 © 2023 C U STO M ERS BA N K / A LL RIG H TS RESERV ED Let’s take on tomorrow. customers bancorp Core non-interest expense, excluding BMTX - Customers Bancorp ($ in thousands) 2022 GAAP non-interest expense $ 304,629 Severance expense (1,363) Impairments on fixed assets and leases (1,362) Legal reserves - Merger & acquisition related expense - Deposit relationship adjustment fees - Core non-interest expense (1) $ 301,904 Less: BMTX expenses (57,044) Core non-interest expense, excluding BMTX - Customers Bancorp $244,860 Reconciliation of Non-GAAP Measures – Unaudited (Contd.)

36 © 2023 C U STO M ERS BA N K / A LL RIG H TS RESERV ED Let’s take on tomorrow. customers bancorpReconciliation of Non-GAAP Measures – Unaudited (Contd.) Tangible Book Value per Common Share - Customers Bancorp ($ in thousands, except per share data) Q4 2022 Q3 2022 Q2 2022 Q1 2022 Q4 2021 GAAP - Total shareholders' equity $ 1,402,961 $ 1,386,931 $ 1,353,390 $ 1,377,406 $ 1,366,217 Reconciling items: Preferred stock (137,794) (137,794) (137,794) (137,794) (137,794) Goodwill and other intangibles (3,629) (3,629) (3,629) (3,678) (3,736) Tangible common equity $ 1,261,538 $ 1,245,508 $ 1,211,967 $ 1,235,934 $ 1,224,687 Common shares outstanding 32,373,697 32,475,502 32,449,486 32,957,847 32,913,267 Tangible book value per common share $ 38.97 $ 38.35 $ 37.35 $ 37.50 $ 37.21

37 © 2023 C U STO M ERS BA N K / A LL RIG H TS RESERV ED Let’s take on tomorrow. customers bancorpReconciliation of Non-GAAP Measures – Unaudited (Contd.) Tangible Common Equity to Tangible Assets, Excluding PPP - Customers Bancorp ($ in thousands) Q4 2022 Q3 2022 Q2 2022 Q1 2022 Q4 2021 GAAP - Total shareholders' equity $ 1,402,961 $ 1,386,931 $ 1,353,390 $ 1,377,406 $ 1,366,217 Reconciling items: Preferred stock (137,794) (137,794) (137,794) (137,794) (137,794) Goodwill and other intangibles (3,629) (3,629) (3,629) (3,678) (3,736) Tangible common equity $ 1,261,538 $ 1,245,508 $ 1,211,967 $ 1,235,934 $ 1,224,687 GAAP total assets $ 20,896,112 $ 20,367,621 $ 20,251,996 $ 19,163,708 $ 19,575,028 Reconciling items: Goodwill and other intangibles (3,629) (3,629) (3,629) (3,678) (3,736) PPP Loans (998,153) (1,154,632) (1,570,160) (2,195,902) (3,250,008) Tangible assets $ 19,894,330 $ 19,209,360 $ 18,678,207 $ 16,964,128 $ 16,321,284 Tangible common equity to tangible assets, excluding PPP 6.34% 6.48% 6.49% 7.29% 7.50%

38 © 2023 C U STO M ERS BA N K / A LL RIG H TS RESERV ED Let’s take on tomorrow. customers bancorpReconciliation of Non-GAAP Measures – Unaudited (Contd.) Total loans and leases, excluding PPP (Core loans) – Customers Bancorp ($ in thousands) Q4 2022 Q3 2022 Q2 2022 Q1 2022 Q4 2021 Total loans and leases $ 15,794,671 $ 15,336,688 $ 15,664,353 $ 14,073,518 $ 14,568,885 PPP loans (998,153) (1,154,632) (1,570,160) (2,195,902) (3,250,008) Loans and leases, excluding PPP $ 14,796,518 $ 14,182,056 $ 14,094,193 $ 11,877,616 $ 11,318,877 Total loans and leases, excluding PPP and Consumer HFS – Customers Bancorp ($ in thousands) Q4 2022 Q3 2022 Q2 2022 Q1 2022 Q4 2021 Total loans and leases $ 15,794,671 $ 15,336,688 $ 15,664,353 $ 14,073,518 $ 14,568,885 PPP loans (998,153) (1,154,632) (1,570,160) (2,195,902) (3,250,008) Consumer HFS (324,233) (1,116) (2,459) (3,003) (16,254) Total loans and leases, excluding PPP and consumer HFS $ 14,472,285 $ 14,180,940 $ 14,091,734 $ 11,874,613 $ 11,302,623

39 © 2023 C U STO M ERS BA N K / A LL RIG H TS RESERV ED Let’s take on tomorrow. customers bancorpReconciliation of Non-GAAP Measures – Unaudited (Contd.) Core Loans (Total loans and leases, excluding PPP) to total deposits - Customers Bancorp ($ in thousands) 2022 2021 2020 2019 2018 Total loans and leases $ 15,794,671 $ 14,568,885 $ 15,832,251 $ 10,051,074 $ 8,545,001 PPP loans (998,153) (3,250,008) (4,561,365) - - Core Loans (Loans and leases, excluding PPP) $ 14,796,518 $ 11,318,877 $ 11,270,886 $ 10,051,074 $ 8,545,001 Total Deposits $ 18,156,953 $ 16,777,924 $ 11,309,929 $ 8,648,936 $ 7,142,236 Core Loans (Total loans and leases, excluding PPP) to total deposits 81% 67% 100% 116% 120% Core assets (Total assets, excluding PPP - Customers Bancorp) ($ in thousands) 2022 2021 2020 2019 2018 GAAP - Total assets $ 20,896,112 $ 19,575,028 $ 18,439,248 $ 11,520,717 $ 9,833,425 PPP loans (998,153) (3,250,008) (4,561,365) - - Total assets, excluding PPP $ 19,897,959 $ 16,325,020 $ 13,877,883 $ 11,520,717 $ 9,833,425

Reconciliation of Non-GAAP Measures – Unaudited (Contd.)

customers bancorp

Let's take on tomorrow.

Interest earning assets, excluding PPP - Customers Bancorp

($ in thousands)

	2022	2021	2020	2019	2018
Interest earning deposits	$ 397,781	$ 482,794	$ 615,264	$ 179,410	$ 44,439
Investment securities, at FV	2,987,500	3,817,150	1,210,285	595,876	665,012
Investment securities held to maturity	840,259	-	-	-	-
Total Investment	4,225,540	4,299,944	1,825,549	775,286	709,451
Total loan and lease receivable	15,794,671	14,568,885	15,832,251	10,051,074	8,545,001
PPP loans	(998,153)	(3,250,008)	(4,561,365)	-	-
Total loan and lease receivable, exculding PPP	14,796,518	11,318,877	11,270,886	10,051,074	8,545,001
Total interest earning assets, excluding PPP	$ 19,022,058	$ 15,618,821	$ 13,096,435	$ 10,826,360	$ 9,254,452

Core Loans (Total loans and leases, excluding PPP and Consumer HFS) – Customers Bancorp

($ in thousands)

	2022	2021	2020	2019	2018
Total loans and leases	$ 15,794,671	$ 14,568,885	$ 15,832,251	$ 10,051,074	$ 8,545,001
PPP loans	(998,153)	(3,250,008)	(4,561,365)	-	-
Consumer HFS	(324,233)	(16,254)	(6,152)	(3,455)	(1,507)
Core Loans (Loans and leases, excluding PPP and consumer HFS)	$ 14,472,285	$ 11,302,623	$ 11,264,734	$ 10,047,619	$ 8,543,494

©2023 CUSTOMERS BANK / ALL RIGHTS RESERVED

40

41 © 2023 C U STO M ERS BA N K / A LL RIG H TS RESERV ED Let’s take on tomorrow. customers bancorpReconciliation of Non-GAAP Measures – Unaudited (Contd.) Coverage of credit loss reserves for loans and leases held for investment, excluding PPP – Customers Bancorp ($ in thousands) Q4 2022 Q3 2022 Q2 2022 Q1 2022 Q4 2021 Loans and leases receivable $ 14,143,047 $ 13,762,374 $ 13,783,155 $ 12,314,757 $ 12,268,306 PPP loans (998,153) (1,154,632) (1,570,160) (2,195,902) (3,250,008) Loans and leases held for investment, excluding PPP $ 13,144,894 $ 12,607,742 $ 12,212,995 $ 10,118,855 $ 9,018,298 Allowance for credit losses on loans and leases $ 130,924 $ 130,197 $ 156,530 $ 145,847 $ 137,804 Coverage of credit loss reserves for loans and leases held for investment, excluding PPP 1.00% 1.03% 1.28% 1.44% 1.53%

Reconciliation of Non-GAAP Measures – Unaudited (Contd.)

customers bancorp
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Net Interest Income, Excluding PPP - Customers Bancorp
($ in thousands)

	Q4 2022	Q3 2022	Q2 2022	Q1 2022	Q4 2021
GAAP net interest income	$ 135,137	$ 159,032	$ 164,852	$ 164,699	$ 193,694
PPP net interest income	2,791	(9,632)	(18,946)	(34,615)	(78,647)
Net interest income, excluding PPP	$ 137,928	$ 149,400	$ 145,906	$ 130,084	$ 115,047

Net Interest Margin, Tax Equivalent, Excluding PPP - Customers Bancorp
($ in thousands)

	Q4 2022	Q3 2022	Q2 2022	Q1 2022	Q4 2021
GAAP net interest income	$ 135,137	$ 159,032	$ 164,852	$ 164,699	$ 193,694
PPP net interest income	2,791	(9,632)	(18,946)	(34,615)	(78,647)
Tax-equivalent adjustment	342	334	270	239	276
Net interest income, tax equivalent, excluding PPP	$ 138,270	$ 149,734	$ 146,176	$ 130,323	$ 115,323
GAAP average total interest earning assets	$ 20,211,028	$ 20,021,455	$ 19,525,936	$ 18,572,308	$ 18,576,433
Average PPP loans	(1,065,919)	(1,349,403)	(1,863,429)	(2,641,318)	(3,898,607)
Adjusted average total interest earning assets	$ 19,145,109	$ 18,672,052	$ 17,662,507	$ 15,930,990	$ 14,677,826
Net interest margin, tax equivalent, excluding PPP	2.87%	3.18%	3.32%	3.32%	3.12%

Loan Yield, excluding PPP – Customers Bancorp
($ in thousands)

	Q4 2022	Q3 2022	Q2 2022	Q1 2022	Q4 2021
Interest income on loans and leases	$ 218,740	$ 200,457	$ 168,941	$ 157,175	$ 198,000
Interest on PPP loans	(7,249)	(14,666)	(20,572)	(36,894)	(82,086)
Interest on loans and leases, excluding PPP	$ 211,491	$ 185,791	$ 148,369	$ 120,281	$ 115,914
Average loans and leases	$ 15,388,003	$ 15,653,983	$ 14,918,498	$ 13,656,991	$ 14,335,370
Average PPP loans	(1,065,919)	(1,349,403)	(1,863,429)	(2,641,318)	(3,898,607)
Adjusted average total interest earning assets	$ 14,322,084	$ 14,304,580	$ 13,055,069	$ 11,015,673	$ 10,436,763
Loan yield, excluding PPP	5.86%	5.15%	4.56%	4.43%	4.41%

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43 © 2023 C U STO M ERS BA N K / A LL RIG H TS RESERV ED Let’s take on tomorrow. customers bancorpReconciliation of Non-GAAP Measures – Unaudited (Contd.) Net Interest Margin, Tax Equivalent, Excluding PPP - Customers Bancorp ($ in thousands) 2022 2021 2020 2019 2018 GAAP net interest income $ 623,720 $ 685,074 $ 403,688 $ 277,310 $ 257,877 PPP net interest income (60,402) (261,279) (54,583) - - Tax-equivalent adjustment 1,185 1,147 874 735 685 Net interest income, tax equivalent, excluding PPP $ 564,503 $ 424,942 $ 349,979 $ 278,045 $ 258,562 GAAP average total interest earning assets $ 19,588,374 $ 18,566,321 $ 14,933,317 $ 10,123,708 $ 10,011,799 Average PPP loans (1,724,659) (5,108,192) (3,121,157) - - Adjusted average total interest earning assets $ 17,863,715 $ 13,458,129 $ 11,812,160 $ 10,123,708 $ 10,011,799 Net interest margin, tax equivalent, excluding PPP 3.16% 3.16% 2.96% 2.75% 2.58% Net Interest Income, excluding PPP - Customers Bancorp ($ in thousands) 2022 2021 2020 2019 2018 GAAP - net interest income $ 623,720 $ 685,074 $ 403,688 $ 277,310 $ 257,877 PPP net interest income (60,402) (261,279) (54,583) - - Net interest income, excluding PPP $ 563,318 $ 423,795 $ 349,105 $ 277,310 $ 257,877